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                                                                    EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of S3 Incorporated on Form S-4 of our report dated January 23, 1998 appearing in the Annual Report on Form 10-K of S3 Incorporated for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP

San Jose, California
August 12, 1999